U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

TIPMEFAST, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-222880	83-405513
(State of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

Raid Chalil 3275 S. Jones, Blvd.. Ste 104 Las Vegas, NV 89146

(Address of principal executive offices)

702-724-2636 (Registrant's telephone number including area code) Not Applicable (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a.On May 30, 2022, the Company terminated Michael Gillespie as its registered independent public accountant.

b.Michael Gillespie’s reports on the financial statements for the periods through December 31, 2021, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.Our Board of Directors participated in and approved the decision to change independent accountants. Through the reporting periods through December 31, 2021, there have been no disagreements with Michael Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Michael Gillespie would have caused them to make reference thereto in their report on the financial statements. Through May 30, 2022 (the date of termination of the former accountant), there have been no disagreements with Michael Gillespie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Michael Gillespie would have caused them to make reference thereto in their report on the financial statements.

d.We have authorized Michael Gillespie to respond fully to the inquiries of the successor accountant.

e.During the periods through December 31, 2021, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.The Company provided a copy of the foregoing disclosures to Michael Gillespie prior to the date of the filing of this Report and requested that Michael Gillespie furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report.

(2) NEW INDEPENDENT ACCOUNTANTS:

a.On May 30, 2022, the Company engaged BF Borgers, CPA PC (“BF Borgers”), situated at 5400 W

b.Cedar Ave, Lakewood, CO, USA 80226 (Ph: 303-953-1454 as its new registered independent public accountant.

c.In accordance with acceptance regulations, Ben Borgers did not perform any acceptance procedures or have any communications with the predecessor auditor.

i.the application of accounting principles to a specified transaction,

ii.the type of audit opinion that might be rendered on the Company's financial statements by BF Borgers in either case where written or oral advice provided by BF Borgers would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues, or

iii.any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a.None.

b.Exhibits

Number	Exhibit
16.1	Letter from Michael Gillespie

   * Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2022

                                             TIPMEFAST, INC.

                                             /s/ Raid Chalil

                                             ----------------------------------

                                             Raid Chalil

        Chief Executive Officer